UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23859

Advisor Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, Wisconsin 53202
(Address of principal executive offices) (Zip code)

Russell B. Simon
Advisor Managed Portfolios
2020 East Financial Way, Suite 100
Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7395
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period:  March 31, 2024

Item 1. Reports to Stockholders.

(a)

BRAMSHILL INCOME
PERFORMANCE FUND

INSTITUTIONAL CLASS (BRMSX)

ANNUAL REPORT TO SHAREHOLDERS

MARCH 31, 2024

Bramshill Income Performance Fund Annual Letter (Unaudited)

Annual Letter April 2023 to March 2024

For the last fiscal year of the Bramshill Income Performance Fund, the Fund produced a total return of 7.97%. For the same period, the Bloomberg US Aggregate Index returned 1.70%. We achieved this return while maintaining a moderate posture, both in terms of credit risk and rate risk early in the period, then shifting to a more invested portfolio later in the year when rates rose to attractive levels. On the surface 2023 seemed rather benign, especially when compared with 2022, which marked the first time in 150 years where stocks and long-term bonds were both down greater than 10%. The ten-year US Treasury began the year at 3.87% and closed the year at 3.88%. However, a 1bp move does little to tell the true story of 2023 which saw an extraordinary intra-year path once again.

The year began with a positive tone and risk markets rallying on the prospects that the Fed was near the end of its tightening cycle. However, these euphoric feelings were short- lived. With investors focused on economic data, in the background a more significant problem was surfacing. The first quarter saw a regional banking crisis with Silicon Valley Bank (SVB) creating the largest bank failure since the 2008 global financial crisis. Shortly thereafter, UBS bought Credit Suisse in a government backed deal and First Republic was auctioned off by the FDIC to JP Morgan. Treasuries rallied (yields lower) during most of this period, as calls for the Fed to stop their historic rate tightening cycle grew louder. After over 400bps of rate hikes in 2022, the Fed followed up with another 100bps in the first half of 2023, before finally pausing in July with their seemingly last hike of the cycle bringing the Fed funds upper bound to 5.50%. The ten-year US Treasury bottomed in April around 3.25% before beginning a slow grind higher over the summer as a Fitch downgrade of the credit rating for the U.S. government from AAA to AA+ began to send fears of supply/demand imbalances in the US treasury market. This was further exacerbated when the US Treasury announced it expected to borrow over $1 trillion in the 3rd quarter, almost $300 billion greater than the previous estimate. Adding more fuel to the fire, the Bank of Japan made an unanticipated adjustment to yield curve control, the ousting of Kevin McCarthy as House Speaker (more Washington dysfunction), and the start of middle east unrest. Risk markets wobbled, and the ten-year US Treasury hit 5% in October for the first time since 2007. During this time, with treasuries hovering near 5%, we allocated capital to several long duration investment grade credits that were issued during the covid -era low-rate environment and were trading down 30-40% below issuance price. We targeted several names which had been in our bullpen that were trading in the $60 price range with historically attractive yields.

With two months left in what had already been a volatile year, markets saved their best work for last. With inflation continuing to trend lower and a growing chorus that the Fed would reverse hikes in 2024, November and December became an everything rally with stocks up, rates down, $USD weaker, and credit tighter. Rates lead by a deceleration of US economic momentum (economy/inflation cooling) and the dominant market narrative became inflation is falling and growth while slowing, is fine. Our purchases in October proved beneficial and the Bramshill Income Performance Fund finished the year strong.

While our portfolio continues to change, our stable investment process remains consistent. Evaluating asset class relative value, assessing the macroeconomic environment, and bottoms-up credit selection, continue to be the pillars of the foundation of our process. Utilizing our tools, we construct a portfolio based on this process which we believe will best weather the future environment. Currently, our process guides us to position the portfolio to generate carry (approximate yield to maturity is 6.59%), with a 5.5-year duration. The 30-day SEC Yield is 4.37%, as of March 31, 2024. The portfolio had been positioned more defensively entering the 1st quarter, prepared to capture opportunities from rising rates due to the continued negative technical in the market. When that came to fruition, and the 30-year US Treasury rose from below 4% to approximately 4.35%, we allocated approximately 11% of our cash/short-term treasuries to long duration treasuries. With credit spreads having rallied significantly and trading at tight levels (1 to 2-sigmas rich across many of our models), we felt treasuries were the best option to increase our exposure in fixed income.

BRAMSHILLINVESTMENTS.COM	1

From an asset class relative value standpoint, many of our quantitative models are displaying readings of slightly rich (spreads) to slightly cheap (nominal yields) across many different metrics, thus confirming our preference to allocate capital to treasuries during the quarter. Balancing the risk of tight credit spreads, with the reward of attractive yields, brings us to our current portfolio, where we’re comfortable with an allocation of approximately 12% short-term treasuries. Our largest allocation remains in investment-grade corporates, as we found value in low $, long-duration bonds as noted above. Furthermore, we see relative value opportunities at the front end of the curve where select single-A rated credits yield near 6% carrying minimal credit or rate risk. We also maintain a large allocation to Preferred Securities where we see value in fixed-float and fixed-reset Preferred Securities. We continue to believe the market is pricing in too many Fed rate cuts for 2024, and thus several of these issues will either be called (with very attractive yield-to-call metrics) or the coupons will reset at higher yields. Our allocation to High Yield increased moderately during the quarter. With the treasury curve significantly inverted, and the economy currently staying relatively strong, we find short duration High Yield as an attractive place to “hang out”. We increased our exposure to short-duration, liquid, HY which yields close to 8% with a duration of less than three years. We decreased our Municipal exposure, taking profits in closed-end funds which have rallied significantly since last fall.

We continue to be slightly more comfortable with duration risk and less comfortable with credit risk. The historic rise in interest rates over the last 24 months is slowly starting to surface in slowing economies and we believe it will cause a significant de-risking at some point in the future. While much of the headline economic data has surprised to the upside to start the year, there are pockets of less followed data points we believe are starting to show cracks, such as credit card and auto delinquencies to name a few. Thus, our view is that we are more comfortable with duration risk than credit risk at this point in the cycle.

In summary, we allocated a significant portion of capital to both credit and duration during the early Q4 sell-off and followed that up in Q1 by investing more of our dry powder in the form of long-end treasuries and to a lesser extent select low-risk credit opportunities. We believe the lagged effects of the Fed’s aggressive tightening will prove difficult for the economy and credit, with spreads so tight. While we are beginning to get more comfortable with duration, we are being patient as the Fed buying fewer bonds coupled with the massive issuance continues to put pressure on the technical supply/demand picture. Furthermore, the unknown component surrounding many of these issues is certain to provide volatility. Either way, our positioning affords us the optionality to take advantage of various opportunities that could present themselves in future months. The portfolio ended the fiscal year (3/31/24) with a duration of 5.5 years. The yield to maturity and yield to worst on the portfolio is approximately 6.59% and 5.97%, respectively. The ability to shift the portfolio opportunistically continues to reinforce the notion that a dynamic fixed-income allocation is an intricate part of any balanced investment portfolio.

Important Disclosures

Past performance is not indicative of future results and there can be no assurance that the Fund will achieve returns comparable to those which it has historically. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance as of the most recent quarter- and month-end may be lower or higher than the performance quoted and can be obtained by visiting our website at www.bramshillfunds.com.

This commentary is provided by Bramshill Investments, LLC for informational purposes only and is intended for the use of shareholders of the Bramshill Income Performance Fund (the “Fund”).

BRAMSHILLINVESTMENTS.COM	2

Mutual fund investing involves risk, including the potential loss of principal. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater in emerging markets. Closed-End Funds and ETFs are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of the shares may trade at a discount to its net asset value, an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Funds ability to sell its shares. In addition, the Fund may incur higher expenses than if the Fund did not invest in these types of securities. The Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested.

Important Definitions

Spreads is the gap between the bid and the ask prices of a security or asset, like a stock, bond or commodity. This is known as a bid-ask spread.

Bps (basis points): Basis points (“BPS”) refers to a common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01%, or 0.0001, and is used to denote the percentage change in a financial instrument.

Duration is a measure of the sensitivity of the price of a bond or other debt instrument to a change in interest rates.

Yield curve is a line that plots yields (interest rates) of bonds having equal credit quality but differing maturity dates. The slope of the yield curve gives an idea of future interest rate changes and economic activity

Bloomberg US Aggregate Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency).

Yield to Maturity (“YTM”) is the total rate of return earned when a bond makes all interest payments and repays the original principal. This is calculated using Bloomberg and Broadridge data.

Yield to Worst (YTW) is a financial metric that helps investors assess the minimum yield they can expect from a bond under various scenarios. It accounts for the bond’s yield in the worst-case scenario, considering factors like call provisions, prepayments, and other features that may affect the bond’s cash flows. This is calculated using Bloomberg and Broadridge data.

Standard Deviation is a statistic that measures the dispersion of a dataset relative to its mean. This is calculated using Bloomberg and Broadridge data.

Duration can measure how long it takes, in years, for an investor to be repaid a bond’s price by the bond’s total cash flows. Duration can also measure the sensitivity of a bond’s or fixed income portfolio’s price to changes in interest rates. This is calculated using Bloomberg and Broadridge data.

Bramshill Investments, LLC is the investment advisor to the Fund. The Fund is distributed by Quasar Distributors, LLC.

BRAMSHILLINVESTMENTS.COM	3

Bramshill Income Performance Fund

Performance Summary (Unaudited)

March 31, 2024

Comparison of a Hypothetical $1,000 Investment in

the Bramshill Income Performance Fund - Institutional Class

and Bloomberg Barclays U.S. Aggregate Bond Index

Investment Returns
For the periods ended March 31, 2024
	1 Year	5 Year*	Since Inception*
Bramshill Income Performance Fund
Institutional Class **	7.97%	3.10%	3.18%
Bloomberg Barclays U.S. Aggregate Bond Index	1.70%	0.36%	0.94%

*	Average annualized returns.
**	Inception date on April 11, 2016.

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. For the most recent month-end performance, please call 1-877-BRAMS18. You cannot invest directly in an index. Returns shown include the reinvestment of all dividends and distribution. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund’s gross expense ratio is 1.36%.

Bramshill Income Performance Fund

Expense Example (Unaudited)

March 31, 2024

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, shareholder servicing fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2023 to March 31, 2024 (the “period”).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

Expenses Paid During the Period

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period(1)
Institutional Class
Actual Fund Return	$ 1,000.00	$ 1,078.80	$ 5.61
Hypothetical 5% Return	1,000.00	1,019.60	5.45

(1)	Expenses are equal to the Fund’s annualized expense ratio of 1.08%, multiplied by the average account value over the period, multiplied by 183/366. The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

Bramshill Income Performance Fund

Allocation of Portfolio Holdings (Unaudited)

(Calculated as a percentage of Total Investments)

March 31, 2024

Bramshill Income Performance Fund

Schedule of Investments

March 31, 2024

			Principal
Security	Rate	Maturity Date	Amount	Value
Corporate Bonds — 35.3%
Aerospace/Defense — 1.4%
Boeing Co.	3.750%	2/1/2050	9,227,000	$6,438,527
RTX Corp.	3.030%	3/15/2052	7,603,000	5,050,080
Total Aerospace/Defense				11,488,607
Banks — 6.5%
Bank of America Corp. (a)	0.981%	9/25/2025	12,867,000	12,570,803
Wells Fargo & Co. (a)	2.406%	10/30/2025	15,880,000	15,580,749
Wells Fargo & Co. (a)	2.164%	2/11/2026	26,411,000	25,628,090
Total Banks				53,779,642
Cruise Lines — 2.0%
NCL Corp. Ltd. (b)(c)	8.375%	2/1/2028	16,060,000	16,975,693
Total Cruise Lines				16,975,693
Diversified Banking Instruments — 0.5%
JPMorgan Chase & Co. (a)	2.595%	2/24/2026	4,325,000	4,212,933
Total Diversified Banking Instruments				4,212,933
E-Commerce/Products — 0.3%
Alibaba Group Holding Ltd.	3.150%	2/9/2051	3,349,000	2,233,793
Total E-Commerce/Products				2,233,793
Energy — 4.4%
Berkshire Hathaway Energy Co.	2.850%	5/15/2051	4,067,000	2,628,665
BP Capital Markets America, Inc.	3.001%	3/17/2052	4,149,000	2,808,583
BP Capital Markets PLC (a)(d)	4.875%	3/22/2030	28,526,000	27,361,905
Valero Energy Corp.	3.650%	12/1/2051	4,660,000	3,367,210
Total Energy				36,166,363
Financials — 3.3%
Barclays PLC (a)	3.330%	11/24/2042	1,767,000	1,298,964
Goldman Sachs Group, Inc. (a)	3.210%	4/22/2042	4,242,000	3,192,951
Morgan Stanley (a)	3.620%	4/17/2025	10,081,000	10,069,961
Morgan Stanley (a)	2.484%	9/16/2036	6,971,000	5,511,726
Nasdaq, Inc.	3.250%	4/28/2050	7,488,000	5,240,614
UBS Group AG (a)(c)(d)	9.250%	11/13/2028	1,977,000	2,146,993
Total Financials				27,461,209
Food-Misc/Diversified — 1.1%
Post Holdings, Inc. (c)	6.250%	2/15/2032	9,218,000	9,296,860
Total Food-Misc/Diversified				9,296,860
Insurance — 1.1%
Arch Capital Group Ltd.	3.635%	6/30/2050	5,325,000	3,965,811
Athene Holding Ltd.	3.950%	5/25/2051	7,347,000	5,415,438
Total Insurance				9,381,249
Manufacturing — 1.5%
3M Co.	3.125%	9/19/2046	2,494,000	1,735,719
LYB International Finance III LLC	3.625%	4/1/2051	7,800,000	5,519,052
Micron Technology, Inc.	3.477%	11/1/2051	7,803,000	5,566,136
Total Manufacturing				12,820,907

The accompanying notes are an integral part of these financial statements.

Bramshill Income Performance Fund

Schedule of Investments

March 31, 2024

			Principal
Security	Rate	Maturity Date	Amount	Value
Corporate Bonds (Continued)
Media — 0.6%
Charter Communications Operating LLC	3.500%	6/1/2041	$7,000,000	$4,710,355
Total Media				4,710,355
Pharmaceuticals — 0.6%
Biogen, Inc.	3.150%	5/1/2050	7,918,000	5,309,839
Total Pharmaceuticals				5,309,839
Pipelines — 2.4%
Enbridge, Inc. (a)	8.500%	1/15/2084	2,223,000	2,421,105
Energy Transfer LP (a)	8.000%	5/15/2054	4,457,000	4,679,235
Energy Transfer LP (3 mo. Term SOFR + 3.279%) (e)	8.586%	11/1/2066	3,757,000	3,417,803
Kinder Morgan, Inc.	3.250%	8/1/2050	6,102,000	4,049,945
Williams Cos., Inc.	3.500%	10/15/2051	7,059,000	5,030,794
Total Pipelines				19,598,882
Private Equity — 1.2%
Brookfield Finance, Inc.	6.350%	1/5/2034	9,464,000	10,077,416
Total Private Equity				10,077,416
Real Estate Investment Trust — 3.4%
American Tower Corp.	2.950%	1/15/2051	4,369,000	2,819,917
Rithm Capital Corp. (c)	8.000%	4/1/2029	21,076,000	20,471,694
Simon Property Group LP	3.250%	9/13/2049	7,205,000	5,044,433
Total Real Estate Investment Trust				28,336,044
Retail — 1.0%
Macy's Retail Holdings LLC	4.300%	2/15/2043	4,699,000	3,930,498
Starbucks Corp.	3.500%	11/15/2050	5,981,000	4,439,448
Total Retail				8,369,946
Software & Services — 1.3%
Oracle Corp.	3.600%	4/1/2040	7,507,000	5,926,774
Oracle Corp.	3.850%	4/1/2060	6,670,000	4,759,544
Total Software & Services				10,686,318
Telecommunication Service — 0.6%
Verizon Communications, Inc. (b)	2.875%	11/20/2050	7,186,000	4,707,756
Total Telecommunication Service				4,707,756
Utilities — 2.1%
American Electric Power Co., Inc.	3.250%	3/1/2050	4,595,000	3,197,490
Duke Energy Corp.	3.300%	6/15/2041	6,761,000	5,046,172
NextEra Energy Capital Holdings, Inc.	4.255%	9/1/2024	4,567,000	4,537,108
Pacific Gas and Electric Co.	3.500%	8/1/2050	6,830,000	4,687,196
Total Utilities				17,467,966
Total Corporate Bonds (Cost — $282,855,161)				293,081,778

			Principal
Security	Rate	Maturity Date	Amount	Value
U.S. Treasury Obligations — 11.0%
United States Treasury Note/Bond	4.125%	8/15/2053	94,583,000	91,095,252
Total U.S. Treasury Obligations (Cost — $91,501,539)				91,095,252

The accompanying notes are an integral part of these financial statements.

Bramshill Income Performance Fund

Schedule of Investments

March 31, 2024

Security	Shares	Value
Closed-End Funds — 4.7%
High Yield Bond — 0.6%
Western Asset High Income Opportunity Fund, Inc. (b)	707,253	$2,758,287
Western Asset High Yield Defined Opportunity Fund Inc. (b)	195,324	2,336,075
Total High Yield Bond		5,094,362
Muni National Long — 4.1%
BlackRock MuniHoldings Fund, Inc.	204,370	2,468,790
BlackRock MuniYield Quality Fund III, Inc.	549,406	6,296,193
Nuveen AMT-Free Quality Municipal Income Fund	1,001,742	11,089,284
Nuveen Quality Municipal Income Fund	1,213,643	13,908,348
Total Muni National Long		33,762,615
Total Closed-End Funds (Cost — $45,887,538)		38,856,977

Exchange Traded Funds — 9.2%
BlackRock Short Duration Bond ETF	570,303	28,777,489
iShares 0-5 Year High Yield Corporate Bond ETF	642,171	27,324,376
JPMorgan Ultra-Short Income ETF	405,797	20,472,459
Total Exchange Traded Funds (Cost — $75,946,720)		76,574,324

Open-End Funds — 0.5%
Equable Shares Hedged Equity Fund, Class I	302,016	3,995,666
Total Open-End Funds (Cost — $3,685,990)		3,995,666

Security	Rate	Maturity Date	Shares/Units	Value
Preferred Stocks — 28.1%
Banks — 5.7%
Bank of America Corp. Depositary Shares (a)(f)	6.250%	9/5/2024	5,121	5,140,219
Bank of New York Mellon Corp. Depositary Shares (a)(f)	4.700%	9/20/2025	4,293	4,223,590
Citigroup, Inc. Depositary Shares (a)(f)	5.000%	9/12/2024	9,142	9,108,992
Citigroup, Inc. Depositary Shares (a)(f)	4.000%	12/10/2025	6,496	6,244,670
Citizens Financial Group, Inc. Depositary Shares (a)(f)	5.650%	10/6/2025	7,784	7,625,206
Regions Financial Corp. Depositary Shares (a)(f)	5.750%	6/15/2025	9,357	9,233,951
Wells Fargo & Co. Depositary Shares (a)(f)	5.900%	6/15/2024	5,965	5,954,721
Total Banks				47,531,349
Energy — 2.5%
Edison International Depositary Shares (a)(f)	5.375%	3/15/2026	21,133	20,506,844
Total Energy				20,506,844
Financials — 6.2%
Ally Financial, Inc. Depositary Shares (a)(f)	4.700%	5/15/2026	5,806	4,995,773
Ally Financial, Inc. Depositary Shares (a)(f)	4.700%	5/15/2028	16,860	13,409,225
American Express Co. Depositary Shares (a)(b)(f)	3.550%	9/15/2026	5,223	4,834,065
Charles Schwab Corp. (The) Depositary Shares (a)(f)	5.375%	6/1/2025	24,249	24,136,930
Virtus Convertible & Income Fund (f)	5.625%	4/16/2024	153,651	3,576,995
Virtus Convertible & Income Fund II (f)	5.500%	4/16/2024	7,743	165,236
Total Financials				51,118,224
Insurance — 4.0%
Allstate Corp. Depositary Shares (f)	7.375%	7/15/2028	178,012	4,779,622
Lincoln National Corp. Depositary Shares (b)(f)	9.000%	12/1/2027	396,458	10,930,348

The accompanying notes are an integral part of these financial statements.

Bramshill Income Performance Fund

Schedule of Investments

March 31, 2024

Security	Rate	Maturity Date	Shares/Units	Value
Preferred Stocks (Continued)
Insurance (Continued)
Lincoln National Corp. Depositary Shares (a)(f)	9.250%	12/1/2027	11,664	$12,591,276
Reinsurance Group of America, Inc. (a)(f)	7.125%	10/15/2052	200,625	5,194,181
Total Insurance				33,495,427
Investment Companies — 1.9%
Brookfield Oaktree Holdings LLC (f)	6.625%	5/1/2024	197,950	4,731,005
Brookfield Oaktree Holdings LLC (f)	6.550%	5/1/2024	464,808	10,774,249
Total Investment Companies				15,505,254
Pipelines — 0.9%
Enbridge, Inc. (a)(f)	5.858%	9/1/2027	69,467	1,425,463
Enbridge, Inc. (a)(f)	6.683%	3/1/2029	99,883	2,163,965
Energy Transfer LP Depositary Shares (a)(f)	7.125%	5/15/2030	4,175	4,088,576
Total Pipelines				7,678,004
Real Estate Investment Trust — 2.9%
AGNC Investment Corp. Depositary Shares (a)(f)	6.125%	4/15/2025	624,039	14,327,936
Annaly Capital Management, Inc. (a)(f)	6.750%	6/30/2024	396,416	9,843,009
Total Real Estate Investment Trust				24,170,945
Utilities — 4.0%
Brookfield Renewable Partners LP (f)	5.250%	3/31/2025	273,839	4,992,085
Sempra Energy Depositary Shares (a)(f)	4.875%	10/15/2025	29,113	28,543,887
Total Utilities				33,535,972
Total Preferred Stocks (Cost — $240,866,768)				233,542,019

			Shares/
			Principal
Security	Rate	Maturity Date	Amount	Value
Short-Term Investments — 10.2%
Money Market Funds — 5.4%
First American Government Obligations Fund - Class X - 5.24% (g)			44,432,464	44,432,464
Total Money Market Funds (Cost — $44,432,464)				44,432,464

U.S. Treasury Bills — 4.8%
United States Treasury Bill (h)	5.273%	4/18/2024	$618,400	616,864
United States Treasury Bill (h)	5.321%	5/16/2024	39,624,000	39,365,262
United States Treasury Bill (h)	5.271%	6/6/2024	132,600	131,333
Total U.S. Treasury Bills (Cost — $40,112,289)				40,113,459

Total Short-Term Investments (Cost — $84,544,753)				84,545,923

Security	Shares	Value
Collateral for Securities on Loan — 0.5%
First American Government Obligations Fund - Class X - 5.24% (g)	4,546,000	4,546,000
Total Collateral for Securities on Loan (Cost — $4,546,000)		4,546,000

Total Investments — 99.5% (Cost — $829,834,469)		826,237,939
Other Assets in Excess of Liabilities — 0.5%		4,222,143
Total Net Assets — 100.0%		$830,460,082

The accompanying notes are an integral part of these financial statements.

Bramshill Income Performance Fund

Schedule of Investments

March 31, 2024

AMT - Alternative Minimum Tax

LP - Limited Partnership

PLC - Public Limited Company

REIT - Real Estate Investment Trust

SOFR - Secured Overnight Financing Rate

(a)	Fixed to floating rate security.
(b)	All or a portion of the security is on loan as of March 31, 2024.
(c)	Security was purchased to Rule 144A under the Securities Act of 1933 and may not be resold subject to that Rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid. At March 31, 2024, the value of these securities totaled $48,891,240 or 5.9% of net assets.
(d)	Perpetual maturity security. Date presented is the next call date as of March 31, 2024.
(e)	Variable rate security. Reference rate and spread are included in the description.
(f)	Callable at any dividend payment on or after date disclosed.
(g)	The rate reported is the annualized seven-day yield as of March 31, 2024.
(h)	Zero coupon security. Rate disclosed is the yield of the position.

The accompanying notes are an integral part of these financial statements.

Bramshill Income Performance Fund

Statement of Assets and Liabilities

March 31, 2024

Assets:
Investments in securities at value (cost $829,834,469)	$826,237,939	*
Cash	56,643
Deposits with broker for derivative instruments	445,410
Receivables:
Investment securities sold	27,418
Fund shares sold	4,107,104
Dividends and interest	6,175,334
Securities lending income	2,282
Prepaid expenses	30,606
Total assets	837,082,736

Liabilities:
Collateral on securities loaned	4,546,000
Payables:
Fund shares redeemed	632,329
Distributions to shareholders	639,054
Due to Investment Advisor	586,496
Accrued administration expense	97,645
Accrued other expenses and other liabilities	121,130
Total liabilities	6,622,654

Net Assets	$830,460,082

Components of Net Assets:
Paid-in capital	$869,393,301
Total accumulated loss	(38,933,219)
Net Assets	$830,460,082

Institutional Class:
Net Assets	$830,460,082
Shares Outstanding (unlimited number of shares authorized, no par value)	84,518,284

Net Asset Value, Redemption Price and Offering Price Per Share	$9.83

*	Includes loaned securities with market value totaling $4,435,404.

The accompanying notes are an integral part of these financial statements.

Bramshill Income Performance Fund

Statement of Operations

For the Year Ended March 31, 2024

Investment Income:
Dividend income (Net of foreign tax of $35,822)	$12,887,288
Interest income	28,512,596
Income from securities lending	85,332
Total investment income	41,485,216

Expenses:
Advisory fees (Note 3)	6,274,919
Administration and fund accounting fees (Note 3)	570,363
Service fees	464,906
Transfer agent fees and expenses (Note 3)	183,227
Shareholder reporting fees	76,242
Registration fees	56,046
Custody fees (Note 3)	54,528
Legal fees	36,804
Audit fees	25,102
Insurance expenses	19,316
Compliance fees (Note 3)	18,411
Trustees' fees (Note 3)	18,006
Miscellaneous expenses	12,087
Tax expenses	1,375
Total expenses	7,811,332
Net investment income	33,673,884

Realized and Unrealized Gain (Loss)
Net realized loss on:
Investments	(22,350,626)
Swap contracts	(2,589,658)
Net realized loss	(24,940,284)
Net change in unrealized appreciation/(depreciation) on:
Investments	47,174,137
Swap contracts	745,576
Net change in appreciation/(depreciation)	47,919,713

Net realized and unrealized gain on investments and swap contracts	22,979,429

Net increase in Net Assets Resulting from Operations	$56,653,313

The accompanying notes are an integral part of these financial statements.

Bramshill Income Performance Fund

Statements of Changes in Net Assets

	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023
Operations:
Net investment income	$33,673,884	$23,686,650
Net realized loss on investments and swap contracts	(24,940,284)	(3,168,893)
Net change in unrealized appreciation/(depreciation) on investments and swap contracts	47,919,713	(35,465,208)
Net increase (decrease) in net assets resulting from operations	56,653,313	(14,947,451)

Distributions to Shareholders:	(33,793,754)	(23,746,786)
Decrease in net assets from distributions to shareholders	(33,793,754)	(23,746,786)

Capital Transactions:
Proceeds from shares sold	339,719,470	307,259,161
Reinvestment of distributions	26,998,292	19,838,013
Cost of shares repurchased	(316,327,173)	(428,564,766)
Net increase (decrease) in net assets from capital transactions	50,390,589	(101,467,592)
Total increase (decrease) in Net Assets	73,250,148	(140,161,829)

Net Assets:
Beginning of year	757,209,934	897,371,763
End of year	$830,460,082	$757,209,934

Capital Share Transactions:
Shares sold	35,422,854	31,855,199
Shares reinvested	2,821,871	2,060,327
Shares repurchased	(33,198,673)	(44,679,613)
Net increase (decrease) in shares outstanding	5,046,052	(10,764,087)

The accompanying notes are an integral part of these financial statements.

Bramshill Income Performance Fund

Financial Highlights

Institutional Class

For a capital share outstanding throughout each year presented

	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023		For the Year Ended March 31, 2022		For the Year Ended March 31, 2021	For the Year Ended March 31, 2020
Net Asset Value, Beginning of Year	$9.53	$9.94		$10.34		$9.20	$9.97

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (1)	0.44	0.30		0.21		0.33	0.31
Net realized and unrealized gain (loss) on investments	0.30	(0.41)		(0.38)		1.17	(0.76)
Total Income (Loss) from Investment Operations	0.74	(0.11)		(0.17)		1.50	(0.45)

LESS DISTRIBUTIONS:
Net investment income	(0.44)	(0.30)		(0.21)		(0.34)	(0.31)
Return of capital	—	—		(0.02)		(0.02)	(0.01)
Total Distributions	(0.44)	(0.30)		(0.23)		(0.36)	(0.32)

Net Asset Value, End of Year	$9.83	$9.53		$9.94		$10.34	$9.20

Total Return	7.97%	(1.09%)		(1.72%)		16.40%	(4.67%)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in thousands)	$830,460	$757,210		$897,372		$771,520	$509,213
Ratio of expenses to average net assets (2)
Before fees waived/recouped by the Advisor	1.06%	1.14	%(3)	1.07	%(3)	1.04%	1.10	%(3)
After fees waived/recouped by the Advisor	1.06%	1.14	%(3)	1.07	%(3)	1.04%	1.13	%(3)
Ratio of net investment income to average net assets
Before fees waived/recouped by the Advisor	4.56%	3.04	%(4)	2.01	%(4)	3.27%	3.14	%(4)
After fees waived/recouped by the Advisor	4.56%	3.04	%(4)	2.01	%(4)	3.27%	3.11	%(4)
Portfolio turnover rate	57%	69%		55%		83%	134%

(1)	Per share amounts have been calculated using average shares method.
(2)	Ratios include only income and expenses of the funds themselves, as presented in the Statements of Operations, and do not include any additional or pro rata amounts of income or expenses from the ownership of any other investment companies (as applicable).
(3)	The ratios of expenses to average net assets include dividend and interest expenses. For the year ended March 31, 2020, 2022 and 2023, excluding dividend and interest expenses, the ratio of expenses to average net assets before fees waived/recouped by the Advisor were 1.05%, 1.01% and 1.03%, respectively. Excluding dividend and interest expenses, the ratio of expenses to average net assets after fees waived/recouped by the Advisor were 1.08%, 1.01% and 1.03%, respectively.
(4)	The ratios of net investment income to average net assets include dividend and interest expenses. For the year ended March 31, 2020, 2022 and 2023, excluding dividend and interest expenses, the ratio of net investment income to average net assets before fees waived/recouped by the Advisor were 3.19%, 2.07% and 3.14%, respectively. Excluding dividend and interest expenses, the ratio of net investment income to average net assets after fees waived/recouped by the Advisor were 3.16%, 2.07% and 3.14%, respectively.

The accompanying notes are an integral part of these financial statements.

Bramshill Income Performance Fund

Notes to Financial Statements

March 31, 2024

Note 1 – Organization

Bramshill Income Performance Fund (the “Fund”) is a diversified series of Advisor Managed Portfolios (the “Trust”). The Trust was organized on February 16, 2023, as a Delaware Statutory Trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end investment management company. Bramshill Investments, LLC (the “Advisor”) serves as the investment manager to the Fund. The inception date of the Fund was April 11, 2016. The investment objective of the Fund is to maximize total return.

The Fund is the successor to the Bramshill Income Performance Fund (the "Predecessor Fund"), a series of Trust for Advised Portfolios. The Predecessor Fund reorganized into the Fund on January 19, 2024 (the “AMP Reorganization").

●	The AMP Reorganization was accomplished by a tax-free exchange of shares of the Fund for shares of the Predecessor Fund of equivalent aggregate net asset value.

●	Fees and expenses incurred to affect the AMP Reorganization were borne by the Trust’s Administrator. The management fee of the Fund does not exceed the management fee of the Predecessor fund. The AMP Reorganization did not result in a material change to the Fund’s investment portfolio and there are no material differences in accounting policies of the Fund and the Predecessor fund.

●	The Fund adopted the performance history of the Predecessor Fund.

Note 2 – Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”) for investment companies. The Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the period reported. Actual results may differ from those estimates.

(a)  Securities Valuation – Investments in securities traded on a national securities exchange are valued at the last reported sales price on the exchange on which the security is principally traded. Securities traded on the NASDAQ exchanges are valued at the NASDAQ Official Closing Price (“NOCP”). Exchange-traded securities for which no sale was reported and NASDAQ securities for which there is no NOCP are valued at the mean of the most recent quoted bid and ask prices. Unlisted securities held by the Fund are valued at the last sale price in the over-the-counter (“OTC”) market. If there is no trading on a particular day, the mean between the last quoted bid and ask price is used.

Bramshill Income Performance Fund

Notes to Financial Statements (Continued)

March 31, 2024

Fixed income securities are valued using prices provided by an independent pricing service approved by the Board of Trustees. Pricing services may use various valuation methodologies, including matrix pricing and other analytical models as well as market transactions and dealer quotations.

Futures contracts are valued at the settlement price on the exchange on which they are principally traded.

Exchange traded options are valued at the composite mean price, which calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is principally traded. On the last trading day prior to expiration, expiring options may be priced at intrinsic value.

Credit Default Swaps (CDS) are valued using the ISDA Standard Upfront Model and available market data. These positions are categorized as Level 2 in the fair value hierarchy.

Open-end funds issued by Investment Companies are valued at the NAVs of such companies for purchase and/or redemption orders placed on that day.

When reliable market quotations are not readily available or a pricing service does not provide a valuation (or provides a valuation that in the judgment of the Advisor does not represent the security’s fair value) or when, in the judgment of the Advisor, events have rendered the market value unreliable, a security is fair valued in good faith by the Advisor under procedures approved by the Board.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels and described below:

Level 1 -	quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

Level 2 -	observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 -	significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

Bramshill Income Performance Fund

Notes to Financial Statements (Continued)

March 31, 2024

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to fair value the Fund’s investments in each category investment type as of March 31, 2024:

Description	Level 1	Level 2	Level 3	Total
Assets:
Long-Term Investments
Corporate Bonds	$—	$293,081,778	$—	$293,081,778
U. S. Treasury Obligation	—	91,095,252	—	91,095,252
Closed-End Funds	38,856,977	—	—	38,856,977
Exchange-Traded Funds	76,574,324	—	—	76,574,324
Open-End Funds	3,995,666	—	—	3,995,666
Preferred Stocks	70,740,128	162,801,891	—	233,542,019
Total Long-Term Investments	190,167,095	546,978,921	—	737,146,016
Short-Term Investments	44,432,464	40,113,459	—	84,545,923
Collateral for Securities on Loan	4,546,000	—	—	4,546,000
Total Investments	$239,145,559	$587,092,380	$—	$826,237,939

See the Schedule of Investments for further detail of investment classifications.

(b)  Securities Sold Short - The Fund is engaged in selling securities short, which obligates it to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size. The Fund incurs expense when a security sold short pays a dividend or earns interest.

(c)   Federal Income Taxes – The Fund has elected to be taxed as a Regulated Investment Company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended, and intends to maintain this qualification and to distribute substantially all net taxable income to its shareholders. Therefore, no provision is made for federal income taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purpose, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses is recorded by the Fund. The Fund paid excise taxes totaling $1,375 as shown on Statement of Operations due to the recognition of additional income when an investment holding reported the Fund's allocated share subsequent to the December 31, 2022 excise period.

Management of the Fund is required to analyze all open tax years, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state authorities. As of and during the year ended March 31, 2024, the Fund did not have a liability for any unrecognized tax benefits. Generally, tax authorities can examine tax returns filed for the preceding three years. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Bramshill Income Performance Fund

Notes to Financial Statements (Continued)

March 31, 2024

(d)  Return of capital estimates - Distributions received from the Fund’s investments in Real Estate Investment Trusts (“REITs”) are generally comprised of net investment income, capital gains, and return of capital. Certain of the Fund’s investments in Closed-End Funds (“CEFs”) also make distributions comprised of net investment income and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs and CEFs based on historical data provided by the REITs and distribution notices provided by CEFs. After each calendar year end, REITs and CEFs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported are reflected in the Funds’ records in the year in which they are reported by adjusting related investment cost basis, capital gains and income, as necessary.

(e)  Distributions to Shareholders – The Fund records distributions to shareholders, which are determined in accordance with income tax regulations, on the ex-dividend date. Distributions of net investment income, if any, are distributed monthly. The Fund intends to distribute all its net investment income including any cash received from its investments in CEFs and REITs, even if a portion may represent a return of capital. Net realized gains from investment transactions, if any, will be distributed to shareholders annually. The Fund may periodically make reclassifications among certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from GAAP. These reclassifications are due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

(f)   Restricted securities – Restricted securities are securities that are not registered for sale under the Securities Act of 1933 or applicable foreign law and that may be re-sold only in transactions exempt from applicable registration. Restricted securities include Rule 144A securities which may be sold normally to qualified institutional buyers. As of March 31, 2024, the Fund had restricted securities, all of which were Rule 144A securities, with a market value of $48,891,240 or 5.9% of the Fund’s net assets.

(g)	Deposits with Broker – At March 31, 2024, the Fund held the following amounts with Brokers:

Pershing LLC	$370,789
Wells Fargo Securities	74,621
Total	$445,410

(h) Derivatives – The Fund invests in certain derivative instruments, as detailed below.

Futures contracts – The Fund invests in futures to adjust its sensitivity to interest rate changes and to gain exposure to U.S. Treasury securities. While hedging strategies involving derivatives can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

Options Contracts – The Fund may write call and put options on securities, derivative instruments, or currencies. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked -to-market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Written options which are closed or exercised will result in a gain if the closing price of the underlying security is lower than the premium received. The Fund, as a writer of an option, has no control over whether the underlying security may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of said underlying security. The risk exists that the Fund may not be able to enter into a closing transaction because of an illiquid market.

Bramshill Income Performance Fund

Notes to Financial Statements (Continued)

March 31, 2024

The Fund purchases call and put options. The Fund pays a premium which is included in the Statement of Assets and Liabilities as an investment and subsequently marked-to -market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Purchasing options will result in a gain if the closing price of the transaction is higher than the premium paid.

Swap Contracts – The Fund enters into credit default swap agreements, credit default index swap agreements and similar agreements as a protection “seller” or as a “buyer” of credit protection. The credit default swap agreement or similar instruments may have as reference obligations one or more securities that are not held by the Fund. The protection “buyer” in a credit default swap agreement is generally obligated to pay the protection “seller” a periodic stream of payments over the term of the agreement, provided generally that no credit event on a reference obligation has occurred. In addition, at the inception of the agreement, the protection “buyer” may receive or be obligated to pay an additional up-front amount depending on the current market value of the contract. If a credit event occurs, an auction process is used to determine the “recovery value” of the contract. The seller then must pay the buyer the “par value” (full notional value) of the swap contract minus the “recovery value” as determined by the auction process. For credit default index swaps, the settlement payment for a constituent’s credit event is scaled down to the weighting in the index.

As a seller of protection, the Fund generally receives a fixed rate of income throughout the term of the swap provided that there is no credit event. In addition, at the inception of the agreement, the Fund may receive or be obligated to pay an additional up-front amount depending on the current market value of the contract. If a credit event occurs, the Fund will be generally obligated to pay the buyer the “par value” (full notional value) of the swap contract minus the “recovery value” as determined by the auction process. Credit default swaps could result in losses if the Advisor does not correctly evaluate the creditworthiness of the underlying instrument on which the credit default swap is based. Additionally, if the Fund is a seller of a credit default swap and a credit event occurs, the Fund could suffer significant losses.

Changes in the value of swaps are recorded as unrealized appreciation (depreciation). Unrealized gains are reported as an asset and unrealized losses are reported as a liability. The change in value of swaps, including accruals of interest to be paid or received is reported as unrealized gains or losses. Gains or losses are realized upon termination of the contracts. The risk of loss on a swap contract may exceed the amount recorded as an asset or liability on the Statement of Assets and Liabilities. The notional amount of a swap contract is the reference amount pursuant to which the counterparties make payments. Risks associated with swap contracts include changes in the returns of underlying instruments, failure of the counterparties to perform under a contract’s terms and the possible lack of liquidity with respect to the contracts.

Bramshill Income Performance Fund

Notes to Financial Statements (Continued)

March 31, 2024

The average monthly volume of derivatives held by the Fund during the year ended March 31, 2024 is set forth below:

Derivative Type	Unit of Measure	Average Quantity
Purchased options	Contracts	8,462
Credit Default Swaps	Notional Amount	$37,307,692

Derivative Investment Holdings Categorized by Risk Exposure – There were no positions in derivatives as of March 31, 2024. The following table sets forth the Fund’s realized gain (loss), as reflected in the Statement of Operations, by primary risk exposure and by type of derivative contract for the year ended March 31, 2024:

Amount of Realized Loss on Derivatives
Risk Exposure Category	Investments (1)	Swaps
Credit	$—	$(2,589,658)
Equity	(1,966,730)	—
Total	$(1,966,730)	$(2,589,658)

(1)	Includes purchased options.

Change in Unrealized Gain/Loss on Derivatives
Risk Exposure Category	Swap Contracts
Credit	$745,576
Total	$745,576

(i)  Other – The Fund records security transactions on trade date. Realized gains and losses on sales of securities are reported on the basis of identified cost of securities delivered. Dividend income and expense are recognized on the ex-dividend date, and interest income and expense are recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

Note 3 – Investment Management Agreement and Other Related Party Transactions

The Trust has an agreement with the Advisor to furnish investment advisory services to the Fund. Under the terms of this agreement, the Fund will pay the Advisor a monthly fee based on the Fund’s average daily net assets at annual rate of 0.85%. Pursuant to a contractual fee waiver and reimbursement agreement, the Advisor will waive/reimburse the Fund for expenses in excess of 1.10% of average daily net assets for Institutional Class shares, excluding taxes, interest charges, litigation and other extraordinary expenses, acquired fund fees and expenses, interest and expense relating to short sales, borrowing costs, and brokers’ commissions, and other charges relating to the purchase and sale of the Fund’s portfolio securities. The Fund incurred $6,274,919 for Advisory fees during the year ended March 31, 2024.

Bramshill Income Performance Fund

Notes to Financial Statements (Continued)

March 31, 2024

The Advisor is permitted to recapture amounts waived and/or reimbursed to a Fund within three years if the Fund’s total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the Advisor recapture any amount that would result, on any particular business day of the Fund, in the Fund’s total annual operating expenses exceeding the expense cap or any other lower limit then in effect. The Fund currently has no waiver balance subject to recapture.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), serves as the Fund’s administrator and fund accountant and transfer agent. The officers of the Trust are employees of Fund Services. U.S. Bank serves as the Fund’s custodian and provides compliance services to the Funds. Quasar Distributors, LLC (“Quasar” or the “Distributor”) acts as the Fund’s distributor and principal underwriter. For the year ended March 31, 2024, the Fund incurred the following expenses for administration and fund accounting, compliance, custody and transfer agency fees:

Administration and fund accounting	$570,363
Compliance Service	18,411
Custody	54,528
Transfer Agency	183,227

At March 31, 2024, the Fund had payables due to Fund Services for administration and fund accounting, compliance, custody and transfer agency fees to U.S. Bank in the following amounts:

Administration and fund accounting	$97,645
Compliance Services	3,025
Custody	9,364
Transfer Agency	31,669

The above payable amounts are included in Accrued other expenses and other liabilities in the Statement of Assets and Liabilities.

The Independent Trustees were paid $18,006 for their services during the year ended March 31, 2024.

The Fund pays no compensation to the Interested Trustee or officers of the Trust.

Trust-level expenses are allocated across the series of the Trust.

Note 4 – Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the year ended March 31, 2024, were as follows:

	Investments	U.S. Government Obligations
Purchases	$450,628,810	$91,487,598
Sales	$336,801,273	$ —

Bramshill Income Performance Fund

Notes to Financial Statements (Continued)

March 31, 2024

Note 5 – Federal Income Tax Information

At March 31, 2024, the components of accumulated earnings (losses) for federal income tax purposes were as follows:

Tax cost of Investments	$831,591,231
Unrealized Appreciation	21,236,567
Unrealized Depreciation	(26,589,859)
Net Unrealized Depreciation	$(5,353,292)
Undistributed Ordinary Income	235,331
Other Accumulated Loss	(33,815,258)
Total Accumulated Loss	$(38,933,219)

The difference between book basis and tax basis unrealized appreciation/depreciation is attributable in part to the tax deferral of losses on wash sales, and basis adjustments on investments in limited partnerships.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended March 31, 2024, permanent differences in book and tax accounting have been reclassified to capital, and accumulated earnings as follows:

Accumulated Losses	Paid In Capital
$1,325	$(1,325)

The tax character of distributions paid during the years ended March 31, 2024 and March 31, 2023 were as follows:

	Year Ended	Year Ended
Distributions Paid From:	March 31, 2024	March 31, 2023
Ordinary Income	$33,793,754	$23,746,786
Total Distributions Paid	$33,793,754	$23,746,786

The Fund is required, in order to meet certain excise tax requirements, to measure and distribute annually, net capital gains realized during the twelve month period ending October 31. In connection with this requirement, the Fund is permitted, for tax purposes, to defer into its next fiscal year any net capital losses incurred from November 1 through the end of the fiscal year. Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. As of March 31, 2024, the Fund had no late-year or post-October losses.

Bramshill Income Performance Fund

Notes to Financial Statements (Continued)

March 31, 2024

At March 31, 2024, the Fund had capital loss carryforwards, which reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Internal Revenue Code, the character of such capital loss carryforwards is as follows:

	Not Subject to Expiration
Short-Term	Long-Term	Total
$10,347,526	$23,467,732	$33,815,258

Note 6 – Indemnifications

In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 7 – Line of Credit

The Fund has access to a $25 million secured line of credit through an agreement with U.S. Bank. The Fund may temporarily draw on the line of credit to satisfy redemption requests or to settle investment transactions. Interest is charged to the Fund based on its borrowings at a rate per annum equal to the Prime Rate, to be paid monthly. During the year ended March 31, 2024, the Fund did not draw on this line of credit.

Note 8 – Securities Lending

The Fund may lend up to 33 1/3% of the securities in its portfolios to brokers, dealers, and other financial organizations that meet capital and other credit requirements under terms of participation in a securities lending program administered by U.S. Bank N.A. The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 102% of the market value of the securities loaned. The Fund has the right under the terms of the lending agreement to recall the securities from the borrower on demand.

The borrower of any securities will pay the Fund any accrued income while the securities are on loan. The cash collateral received is invested in a money market fund which is redeemable on demand.

There are certain risks associated with securities lending, including the risk that the borrower may fail to return the securities on a timely basis or even the loss of rights in the collateral deposited by the borrower, if the borrower should fail financially. As a result the Fund may lose money.

Bramshill Income Performance Fund

Notes to Financial Statements (Continued)

March 31, 2024

The Fund manages credit exposure arising from these lending transactions by, in appropriate circumstances, entering into master netting agreements and collateral agreements with third party borrowers that provide the Fund, in the event of default (such as bankruptcy or a borrower's failure to pay or perform), the right to net a third party borrower's rights and obligations under such agreement and liquidate and set off collateral against the net amount owed by the counterparty.

As of March 31, 2024, the Fund had equity securities on loan with a market value of $4,435,404 and collateral value of $4,546,000 which are presented gross on the Statement of Assets and Liabilities. The fees and interest income earned through the securities lending program are reflected in the Statement of Operations.

Note 9 – Subsequent Events

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued. Subsequent to the year end, the Fund has made the following distributions per share:

Record Date	Payable Date	Distribution Per Share
4/29/2024	4/30/2024	$ 0.03362639

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Bramshill Income Performance Fund and

Board of Trustees of Advisor Managed Portfolios

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Bramshill Income Performance Fund, a series of Advisor Managed Portfolios (formerly a series of Trust for Advised Portfolios) (the “Fund”) as of March 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2024, the results of its operations for the year then ended and the changes in net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial highlights for the years ended March 31, 2022, and prior, were audited by other auditors whose report dated May 26, 2022, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2024, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2023.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania

May 24, 2024

COHEN & COMPANY, LTD.

800.229.1099 | 866.818.4538 FAX | cohencpa.com

Registered with the Public Company Accounting Oversight Board

Bramshill Income Performance Fund

Additional Information (Unaudited)

March 31, 2024

Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Part F of Form N-PORT. The Fund’s Form N-PORT is available without charge by visiting the SEC’s Web site at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Proxy Voting

You may obtain a description of the Fund’s proxy voting policy and voting records, without charge, upon request by contacting the Fund directly at 1-877- BRAMS18 or on the EDGAR Database on the SEC’s website at www.sec.gov. The Fund files its proxy voting records annually as of June 30, with the SEC on Form N-PX. The Fund’s Form N-PX is available without charge by visiting the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330.

Tax Information

For the year ended March 31, 2024, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 9.56%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended March 31, 2024 was 8.73%.

The Percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Fund was 0.00%.

Approval of Investment Advisory Agreement

At a meeting held on June 1, 2023, the Board of Trustees (the “Board” or “Trustees”) of the Trust, including all Trustees who were not “interested persons” of the Trust (the “Independent Trustees”), as that term is defined in the Investment Company Act of 1940, considered and approved an investment advisory agreement (the “Advisory Agreement”) with the Advisor for the Fund.

In advance of the meeting, the Board received and reviewed substantial information regarding the Fund, the Advisor, and the services to be provided by the Advisor to the Fund under the Advisory Agreement. This information formed the primary (but not exclusive) basis for the Board’s determinations. The Trustees considered the review of the Advisory Agreement to be an ongoing process and employed the accumulated information, knowledge, and experience they had gained with the Advisor and Predecessor Fund as members of the board of trustees of the Predecessor Trust. The information prepared specifically for the review of the Advisory Agreement supplemented the information provided to the Trustees throughout the year related to the Advisor and the Predecessor Fund. The board of the Predecessor Trust and its committees met regularly during the year and the information provided and topics discussed at such meetings were relevant to the Board’s review of the Advisory Agreement. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Predecessor Fund; compliance, regulatory, and risk management matters; the trading practices of the Advisor; valuation of investments; fund expenses; and overall market and regulatory developments. The Independent Trustees were advised by independent legal counsel during the review process, including meeting in executive sessions with such counsel without representatives from the Advisor present. In connection with their review, the Independent Trustees also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreement.

Bramshill Income Performance Fund

Additional Information (Unaudited) (Continued)

March 31, 2024

In considering the Advisory Agreement, the Board considered the following factors and made the following determinations. In its deliberations, the Board did not identify any single factor or piece of information as all important, controlling, or determinative of its decision, and each Trustee may have attributed different weights to the various factors and information.

●	In considering the nature, extent and quality of the services to be provided by the Advisor, the Trustees considered the Advisor’s specific responsibilities in all aspects of the day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of the portfolio managers and other key personnel who are involved in the day-to-day activities of the Fund. The Board considered the Advisor’s resources and compliance structure, including information regarding its compliance program, chief compliance officer and compliance record and its disaster recovery/business continuity plan. The Board also considered the existing relationship between the Advisor and the Predecessor Fund, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the year the board of the Predecessor Trust met with the Advisor to discuss the Predecessor Fund’s performance and the Advisor’s investment outlook, as well as various marketing and compliance topics, including the Advisor’s risk management process. The Board concluded that the Advisor had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that, in the Board’s view, the nature, overall quality, and extent of the management services provided were and would continue to be satisfactory and reliable.

●	In assessing the quality of the portfolio management to be delivered by the Advisor, the Board considered the Predecessor Fund’s performance on both an absolute basis and in comparison to its peer group and benchmark index and the Advisor’s composite. The Board considered that, as of March 31, 2023, the Predecessor Fund underperformed compared to its peer group median/average for the year-to-date period and outperformed for the one-year, three-year, and five-year periods. The Board considered that, as of March 31, 2023, the Predecessor Fund underperformed compared to its benchmark index for the year-to-date period and outperformed for the one-year, three-year, and five-year periods. The Board considered that, as of March 31, 2023, the Predecessor Fund had outperformed relative to the Advisor’s composite for the one- and three-year periods, but had underperformed for the five-year period.

Bramshill Income Performance Fund

Additional Information (Unaudited) (Continued)

March 31, 2024

●	The Trustees also reviewed the cost of the Advisor’s services, and the structure and level of advisory fee payable by the Fund, including a comparison of the fee to fees payable by a peer group of funds. The Board noted that the Advisor had agreed to maintain the Predecessor Fund’s contractual annual expense limitations on each of the Fund’s classes and noted that the Predecessor Fund was currently operating below such expense limitations. The Board noted that, although the Fund’s advisory fee and net expense ratio were higher than the peer group median and average, both were within the peer group range. After reviewing the materials that were provided, the Trustees noted that the fee to be received by the Advisor was within the range of advisory fees charged to comparable funds and concluded that the fee was fair and reasonable in light of the services to be provided.

●	The Trustees considered whether, based on the estimated asset size of the Fund, economies of scale may be achieved. The Board also considered the Advisor’s commitment to maintain the Predecessor Fund’s expense limitation arrangement for the Fund and noted that the Predecessor Fund was currently operating below the expense limitations. The Board further considered the Advisor’s plans to enhance the firm’s operations and capabilities through reinvestment in its business. The Trustees concluded that they will have the opportunity to periodically reexamine whether economies of scale have been achieved as Fund assets grow.

●	The Trustees considered the profitability of the Advisor from managing the Predecessor Fund. In assessing the Advisor’s profitability, the Trustees took into account both direct and indirect benefits to the Advisor from managing the Predecessor Fund. The Trustees concluded that the Advisor’s expected profits from managing the Fund were not excessive and, after a review of the relevant financial information, that the Advisor appeared to have adequate capitalization and/or would maintain adequate profit levels to support the Fund.

Bramshill Income Performance Fund

Trustees and Officer Information (Unaudited)

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships(3) Held During Past 5 Years by Trustee
Independent Trustees(4)
Russell Emery 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1962	Trustee	Indefinite. Since 2023	Chief Compliance Officer, The SEI Mutual Funds (2006 to 2022); Chief Compliance Officer, Advisors’ Inner Circle Fund I, II, and III (2006 to 2022)	1	None
Brian S. Ferrie 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1958	Trustee	Indefinite. Since 2023	Chief Compliance Officer, Treasurer, The Jensen Quality Growth Fund (2004 to 2020); Treasurer, Jensen Investment Management (2003 to 2020)	1	Trustee, Trust for Advised Portfolios (1 portfolio) (2020 to present)
Wan-Chong Kung 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1960	Trustee	Indefinite. Since 2023	Senior Fund Manager, Nuveen Asset Management (FAF Advisors/First American Funds) (2011 to 2019)	1	Federal Home Loan Bank of Des Moines (February 2022 to present); Trustee, Securian Funds Trust (12 portfolios) (October 2022 to present); Trustee, Trust for Advised Portfolios (1 portfolio) (2020 to present)
Interested Trustee(5)
Christopher E. Kashmerick 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1974	Trustee	Indefinite. Since 2023	Senior Vice President, U.S. Bancorp Fund Services, LLC (2011 to present)	1	Trustee, Trust for Advised Portfolios (1 portfolio) (2018 to present)

Bramshill Income Performance Fund

Trustees and Officer Information (Continued) (Unaudited)

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Russell B. Simon 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1980	President and Principal Executive Officer	Indefinite. Since 2023	Vice President, U.S. Bancorp Fund Services, LLC (2011 to present)
Diane K. Miller 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1972	Chief Compliance Officer and AML Officer	Indefinite. Since 2023	Vice President, U.S. Bancorp Fund Services, LLC (since January 2023); Chief Compliance Officer, Christian Brothers Investment Services (2017-2022)
Eric T. McCormick 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1971	Treasurer and Principal Financial Officer	Indefinite. Since 2023	Vice President, U.S. Bancorp Fund Services, LLC (2005 to present)
Jennifer Ting 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1976	Interim Treasurer and Principal Financial Officer	Indefinite. Since 2024	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2000 to present)
Ryan M. Charles 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1978	Secretary	Indefinite. Since 2023	Vice President, U.S. Bancorp Fund Services, LLC (May 2021 to present); General Counsel, Davis Selected Advisers, L.P. (2014 to May 2021)

(1)	Each Trustee serves an indefinite term; however, under the terms of the Board’s retirement policy, a Trustee shall retire at the end of the calendar year in which he or she reaches the age of 75 (this policy does not apply to any Trustee serving at the time the policy was adopted). Each officer serves an indefinite term until the election of a successor.

(2)	The Trust is comprised of numerous series managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment advisor with any other series.

(3)	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).

(5)	Mr. Kashmerick is deemed to be an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is an interested person of U.S. Bancorp Fund Services, LLC, the Trust’s administrator, fund accountant, and transfer agent.

The Fund’s Statement of Additional Information (“SAI”) includes information about the Fund’s Trustees and is available without charge, upon request, by calling 1-877-BRAMS18.

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and/or

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Investment Advisor
Bramshill Investments, LLC
801 Laurel Oak Drive, Suite 300A
Naples, Florida 34108

Distributor
Quasar Distributors, LLC
3 Canal Plaza, Suite 100
Portland, Maine 04101

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
1835 Market Street, Suite 310
Philadelphia, Pennsylvania 19103

Legal Counsel
Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Brian Ferrie is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Bramshill Income Performance Fund
	Cohen & Company, Ltd.
	FYE 3/31/2024	FYE 3/31/2023
( a ) Audit Fees	$22,000	$17,850
( b ) Audit-Related Fees	None	None
( c ) Tax Fees	$3,100	$3,100
( d ) All Other Fees	None	None

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by the principal accountant applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2024	FYE 3/31/2023
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Bramshill Income Performance Fund
Non-Audit Related Fees	FYE 3/31/2024	FYE 3/31/2023
Registrant	$3,100	$3,100
Registrant’s Investment Adviser	N/A	N/A

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i)  Not applicable

(j) Not applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed Herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Advisor Managed Portfolios

By /s/ Russell B. Simon
                    Russell B. Simon, President/Principal Executive Officer

Date        6/10/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Russell B. Simon
                   Russell B. Simon, President/Principal Executive Officer

Date      6/10/2024

By /s/ Jennifer Ting
                   Jennifer Ting, Interim Treasurer/Principal Financial Officer

Date       6/7/2024